UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2008

DNB FINANCIAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16667	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On June 8, 2009, DNB Financial Corporation (“DNB”) dismissed KPMG LLP (“KPMG”) as the principal accountants for DNB. The decision to change DNB’s principal accountants was recommended by the Audit Committee (the “Audit Committee”) of DNB’s Board of Directors (the “Board”) and subsequently approved by the Board. Concurrently therewith, the Audit Committee recommended, and the Board approved, the accounting firm of Beard Miller Company, LLP (“Beard Miller Company”) as its new principal accountants for the year ending December 31, 2009.

The audit reports of KPMG on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2008 and 2007, contained a separate paragraph stating that “As discussed in note 1 to the consolidated financial statements, the Corporation adopted FASB Statement No. 123(revised), Share-Based Payment, a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation, effective January 1, 2006, Emerging Issues Task Force Issue 06-4, Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements, effective January 1, 2007, and FASB Statement No. 157, Fair Value Measurements, effective January 1, 2008.”  During the two fiscal years ended December 31, 2008 and the subsequent interim period through June 8, 2009, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement in its audit reports on the consolidated financial statements of DNB, or “reportable events” as defined in Item 304 (a) (1) (v) of Regulation S-K.

During the fiscal years ended December 31, 2008 and 2007, and from December 31, 2008 to the date of filing of this form 8-K, DNB has not consulted with Beard Miller Company regarding either (i) the application of accounting principles to any completed or proposed transaction, or type of audit opinion that might be rendered on DNB’s consolidated financial statements; or (ii) any other matters described in Items 304 (a) (1) (iv) or (v) of regulation S-K.

DNB has requested and received from KPMG a letter, dated June 12, 2009 addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not KPMG agrees with the above statements. A copy of the KPMG letter is attached hereto as Exhibit 99.1 to this form 8-K.

DNB has provided a copy of the disclosure in this report to Beard Miller Company and offered it the opportunity to furnish a letter to the Commission contemplated by Item 304 (a) (2) (ii) (D) of Regulation S-K. Beard Miller Company has advised DNB that it does not intend to furnish such a letter to the commission.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is furnished herewith:

99.1 Letter dated June 12, 2009, from KPMG to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB FINANCIAL CORPORATION

June 12, 2009	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive VP